UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Courtney R. Taylor
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

U.S. Government Securities FundSM

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Special feature

Your fund in a volatile investment climate

See page 4

Annual report for the year ended August 31, 2011

U.S. Government Securities Fund seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the United States government.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	1.42%	5.20%	4.35%

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 20 and 21 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2011, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.61%. The fund’s distribution rate for Class A shares as of that date was 1.86%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

For the 12 months ended August 31, 2011, U.S. Government Securities Fund recorded a total return of 3.7%. In comparison, the unmanaged Citigroup Treasury/Government Sponsored/Mortgage Index returned 4.4%, essentially the same return as the unmanaged Barclays Capital U.S. Government/ Mortgage-Backed Securities Index, the fund’s new benchmark. The fund began using the Barclays index as its benchmark because it better reflects the universe in which the fund invests. The Lipper General U.S. Government Funds Average (a peer group of funds) returned 3.5%.

Income is a key element of the fund’s total return. The fund provides income in the form of monthly dividends, which totaled more than 29 cents a share for the fiscal year. This amounts to an income return of about 2.1% for investors. During the period, the fund’s share price declined to $14.48 from $14.76.

While equity markets have been volatile over the past few years, U.S. Government Securities Fund has proved to be a fairly stable investment, achieving a positive return in each of the past five years. As such, it has served its role of helping to diversify and balance investor portfolios.

Bond market overview

Government securities posted gains, supported in particular by a flight to quality late in the period. After a protracted battle in Congress over raising the debt ceiling, on August 5 Standard & Poor’s downgraded the credit rating for the U.S. below AAA for the first time. Although the downgrade reflected concerns about the ability of the U.S. to manage its looming debt, it did not cause bond prices to fall. Instead, investors flocked to high-quality securities, chief among them U.S. Treasuries, and a bond rally ensued.

Less than a week after the downgrade, the Federal Reserve announced that it did not foresee raising short-term interest rates before the middle of 2013, given the weak economic environment. The result was a rally in the short end of the yield curve. The difference in Treasury yields from the start to the end of the fund’s fiscal year is depicted in the chart on page 2. As shown, yields for shorter term Treasuries fell, while yields for 30-year Treasuries rose. (Remember: When a bond’s yield declines, its price rises and vice versa.)

Although the fiscal year began with expectations of relatively strong economic growth, investors shifted toward quality assets as fears over the U.S. economy, the ability of the U.S. government to reduce its deficit and the growing sovereign debt crisis in Europe reduced investor confidence. Ten-year Treasury yields, which had been above 3.0% in late July, fell below 2.1% in mid-August, a dramatic change that surprised many market participants, especially those who had thought that yields would rise either due to the rising supply of Treasuries or out of fear of higher inflation.

[Begin Sidebar]
In this report

Special feature

4	Your fund in a volatile investment climate

Contents

1	Letter to investors

3	The value of a long-term perspective

9	Summary investment
portfolio

12	Financial statements

27	Board of trustees and
other officers
[End Sidebar]

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2011, with dividends reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 10/17/85)

U.S. Government Securities Fund
(Class A shares)	3.73%	5.87%	4.78%	6.56%

Barclays Capital U.S. Government/
Mortgage-Backed Securities Index*	4.43	6.61	5.60	7.55

Citigroup Treasury/Government
Sponsored/Mortgage Index*	4.44	6.69	5.66	7.59

Lipper General U.S.
Government Funds Average	3.47	5.81	4.78	6.38

*The indexes are unmanaged and therefore have no expenses.
[End Sidebar]

Inside the portfolio

U.S. Government Securities Fund invests predominantly in debt obligations that are guaranteed or sponsored by the federal government. These include Treasury bonds and notes, the direct debt of federal agencies and a variety of agency mortgage-backed obligations. Throughout the year, the fund’s portfolio counselors adjusted the blend of these securities in response to, and in anticipation of, evolving market conditions.

The portfolio counselors notably increased the fund’s holdings in agency mortgages and decreased investments in Treasuries. Mortgages have tended to provide more yield than other government-backed securities and have tended to help portfolios in a stable to gradually rising interest rate environment. While interest rates remain near record lows, there has not been a consequent rush to refinance mortgages as has occurred in past cycles, especially for high-coupon mortgages. As a result, the fund has been able to invest in bonds with higher coupons without the negative consequence of high prepayments, and this has benefited fund investors.

During the period, the portfolio counselors increased the fund’s exposure to bonds with maturities of 20 to 30 years and reduced holdings on the shorter end of the curve, because we believe that a portfolio more heavily weighted on the long end has the potential to do well over the next few years. Many of the fund’s holdings on the shorter end are in mortgages and on the longer end are in 30-year Treasuries, which, as of the fiscal year-end, were trading at yields more than 1% above 10-year Treasuries. If interest rates rise, we could see some flattening along the curve. The fund’s investments in bonds in the middle of the curve — with maturities from 10 to 20 years — remained quite low.

Looking ahead

Over the past few years, fund investors have achieved meaningful gains in a period when the U.S. stock market has been extremely volatile. Going forward, we’re confident the fund can continue to serve a diversifying role in a balanced portfolio, especially during uncertain times.

While things could change quickly, one likely scenario is that interest rates remain fairly low for the foreseeable future before beginning to rise gradually. Although the economy has shown some positive signs, it is not yet very strong. At the moment, inflation appears to be low, but there are some worrying signs with rising oil and food prices. Unemployment remains high and the housing market is still weak. At the same time, there may be pent-up demand in the economy as consumers have put off purchases of cars, trucks and homes, so there is potential for growth to return.

We believe that government securities will retain their valued status for investors as part of a balanced portfolio even when interest rates do eventually trend higher. The acknowledged safety and security that Treasuries and related federal obligations offer have been a bulwark for investor portfolios for decades, providing reliable income and a measure of comfort unmatched by any other asset class. To learn more about the portfolio counselors’ outlook for U.S. Government Securities Fund, we invite you to read our feature article, “Your fund in a volatile investment climate,” beginning on page 4.

Six months from now, we will be back to discuss developments in the market and the progress of your fund. We look forward to reporting to you then.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 13, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Treasury yield curves at the beginning and end of the fiscal year

[begin line chart]
	8/31/2010	8/31/2011

3 Month	0.127	0.010
6 Month	0.186	0.041
2 Year	0.469	0.200
5 Year	1.331	0.961
10 Year	2.468	2.223
30 Year	3.515	3.601
[end line chart]
Source: Bloomberg
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2011, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
	U.S. Government Securities Fund	Barclays Capital U.S. Government/Mortgage-Backed Securities Index3	Citigroup Treasury/Government Sponsored/Mortgage Index3	Consumer Price Index (inflation)5	Lipper General U.S. Government Funds Average4
Fiscal Year End
10/17/1985	$9,625	$10,000	$10,000	$10,000	$10,000
8/31/1986	$10,919	$11,891	$11,900	$10,092	$11,690
8/31/1987	$11,095	$12,028	$12,029	$10,524	$11,692
8/31/1988	$12,028	$13,014	$13,015	$10,948	$12,442
8/31/1989	$13,210	$14,714	$14,707	$11,463	$13,789
8/31/1990	$14,280	$15,814	$15,806	$12,107	$14,603
8/31/1991	$16,025	$18,109	$18,102	$12,567	$16,503
8/31/1992	$18,126	$20,488	$20,516	$12,962	$18,542
8/31/1993	$20,372	$22,635	$22,688	$13,321	$20,552
8/31/1994	$19,621	$22,324	$22,386	$13,707	$19,942
8/31/1995	$21,308	$24,760	$24,841	$14,066	$22,004
8/31/1996	$22,023	$25,792	$25,879	$14,471	$22,633
8/31/1997	$24,023	$28,307	$28,397	$14,793	$24,650
8/31/1998	$26,353	$31,390	$31,484	$15,032	$27,250
8/31/1999	$26,342	$31,651	$31,736	$15,373	$27,072
8/31/2000	$28,204	$34,142	$34,245	$15,897	$28,901
8/31/2001	$31,224	$38,143	$38,265	$16,329	$31,961
8/31/2002	$33,581	$41,485	$41,656	$16,624	$34,585
8/31/2003	$34,350	$42,616	$42,810	$16,983	$35,043
8/31/2004	$35,894	$45,018	$45,246	$17,433	$36,614
8/31/2005	$37,054	$46,799	$47,074	$18,068	$37,788
8/31/2006	$37,438	$47,747	$48,010	$18,758	$38,181
8/31/2007	$39,205	$50,406	$50,686	$19,128	$40,002
8/31/2008	$41,450	$54,195	$54,509	$20,155	$41,795
8/31/2009	$44,531	$58,605	$59,028	$19,856	$44,609
8/31/2010	$48,009	$62,978	$63,543	$20,084	$48,155
8/31/2011	$49,798	$65,766	$66,364	$20,841	$49,535
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The indexes are unmanaged and therefore have no expenses.
4Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period October 17, 1985 (when the fund began operations), though August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2011)*

	1 year	5 years	10 years
Class A shares	–0.20%	5.06%	4.38%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 20 and 21 for details.

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Your fund in a volatile investment climate

Over the past year, investing in bonds and stocks has been anything but smooth sailing. Investors have faced a sputtering economy, an acrimonious debate over the U.S. debt level, a downgrade of the U.S. credit rating and a sovereign debt crisis in Europe. Here, the portfolio counselors of U.S. Government Securities Fund discuss these market events, their impact on the fund and how the fund can continue to play a role in investors’ portfolios going forward.

Over the summer, Congress was deadlocked in a debate about the federal debt ceiling. What was the significance of the standoff?

Thomas Hogh: I think the biggest thing that came out of it was that businesses began to question the ability of the political leadership in the U.S. to make necessary, difficult and tough decisions. So it wasn’t so much the concern about debt levels as the fact that the process was very confrontational, not very constructive, and did not encourage confidence in the political process in the U.S. On the other hand, one positive thing that came out of the debate was that the discussion shifted from how to stimulate the economy with government spending to how to cut the deficit. The debate shifted at the right time, and the focus of politicians for the next few years will likely be more about how to bring the debt down than how to spend taxpayer money.

Fergus MacDonald: The federal budget deficit is clearly unsustainable, so there will have to be cuts in spending, tax increases or both. That will likely have a negative impact on the economy in the short term — there’s no getting away from it — and it could be deflationary.

[Begin Sidebar]
Stability and diversification in volatile times

Many investors use U.S. Government Securities Fund to add stability and balance to a diversified portfolio. To illustrate how relatively stable the fund has been, consider the stock market’s three worst years over the past decade.* Although past results are not predictive of future results, you can see that the fund tended to do well when the stock market was most volatile. Of course, there are times when the stock market has had much higher returns than the fund.

Stock market’s 3 worst calendar years of the past decade*

[begin bar chart]
	The fund	S&P 500

2001	6.4%	-11.9%
2002	9.0	-22.1
2008	7.7	-37.0
[end bar chart]
*As measured by the unmanaged Standard & Poor’s 500 Composite Index.
[End Sidebar]

What was the impact of Standard & Poor’s downgrade of the AAA credit rating of the U.S.?

Thomas: The downgrade wasn’t entirely unexpected, because it reflects something investors have talked about for a long time: that the credit quality of U.S. sovereign debt was deteriorating gradually. However, we’ve seen in other countries — where governments have lost their AAA ratings — that it was ultimately not very significant. Japan lost its AAA rating 10 years ago, and the Japanese bond market has been functioning fine. In Europe, there are many governments with lower ratings, and in Asia and Eastern Europe it’s normal to have quite low ratings. So the key is not so much the ratings but the market’s confidence in the government’s ability to honor the debt. The rating in itself just reflects a marginally higher concern about the credit of the U.S. government.

John Smet: The downgrade reflects not only that the U.S. has too much debt, but, perhaps more importantly, the lack of a clear path to reduce the debt and a sense of political gridlock. Although it remains a serious issue, we believe the U.S. has good credit and that the possibility of a default is very low. We also saw how U.S. government bonds can continue to do well in periods of stress.

In August, the Federal Reserve announced that it expects short-term rates to stay near zero until at least mid-2013. What does this mean for the fund?

Fergus: This statement doesn’t mean the Fed is going to guarantee to keep rates low, just that it expects to keep rates low based on its current economic forecasts. It says the Fed has a pretty negative or worrying outlook on the state of the economy. That’s another reason why riskier assets have sold off and there has been a flight into safer assets like Treasuries, because investors began to realize that things are not as good as they thought. Given how low bond yields are right now, it may be increasingly difficult to earn a positive return buying government bonds. However, there are still many institutions around the world that continue to need long-dated, safe securities to hedge their long-term obligations such as pension liabilities. There is likely going to be strong and consistent demand for longer dated fixed-income securities, which I think is supportive for a fund like ours.

How has the sovereign debt crisis in Europe affected the fund?

Fergus: In many ways, the fund is actually a beneficiary of the problems in Europe, because there is a lot more confidence in U.S. Treasury bonds compared to other sovereign debt. Investors have recognized that U.S. banks are better capitalized now and that the European system was poorly designed, in that it’s a single currency imposed on different sovereign entities with different propensities to deficit spend and inflate credit. The European Central Bank is trying to manage the inflation rate to an overall average, but the average rate is too high for countries like Germany and too low for countries like Portugal and Greece. The result has been credit bubbles in Portugal, Ireland, Greece, Spain and Italy. In Ireland, the bubble appeared in the housing market; in Portugal, Greece and Italy, it was in public finances. Interest rates were too low in those countries, and they should have been much higher.

Have we been in a bond environment like this before? What lessons can be drawn from previous periods?

John: The closest analogy is 2008 and 2009, which had similar problems of weakness in the stock market, a rush to the safety of Treasuries and interest rates falling dramatically. At that time, 10-year Treasury yields dropped as low as 2.1%, and they’re now back at those levels. Having experienced that period, I think all of the portfolio counselors are more realistic about worst-case scenarios. I think we’ve all become better managers in that we seek to build portfolios designed to withstand extreme scenarios.

Thomas: Going back farther, the U.S. has not had this level of debt and deficit since World War II. That makes it very different, and the impact from cutting that deficit will make it different. The environment might be similar to the Clinton period when the deficit was cut fairly quickly, but the cuts may be deeper this time. We’ve also never been in a situation where we’ve had so many issues in Europe concerning the euro and the financial system being under so much pressure. We also haven’t seen the same degree of distress in the housing market since the 1930s. So it’s a very unusual environment, but in terms of the bond market, it’s probably closest to what we saw in 2008. Of course, one could argue that it’s all one big event following the financial crisis, and that the economy is in a prolonged bottoming-out phase before going into a longer expansion. In 2008, we had significant government stimulus and a financial system in severe distress. This time, the government is starting to contract, and the financial sector is in a bit of distress that seems to be driven more by fear than anything else.

Fergus: The best comparisons are to other major financial crises. In fact, I’m looking at the Great Depression, when bond yields were low for a long time, for comparison. For me, the lesson is that the best thing you can do for the long-run health of the economy is to let the market allocate losses appropriately rather than trying to pretend they don’t exist and move them on to the taxpayer. Unfortunately, we’re not doing that; in my view, we’re making a lot of the same mistakes. Some examples of this include bailing out the banks, protecting bondholders from taking losses, massive fiscal and monetary stimulus — which we had in the thirties as well — and massive new regulations (like health care), which are causing problems from a business hiring perspective. Right now, the government is so involved in the economy that it’s very difficult to plan and to invest. Unfortunately, a large part of being a good investor now is trying to second-guess what the government is going to do, which is not a good state of affairs. The fact that the government has gotten so big in the economy causes problems, because it’s very easy to get bigger, but much harder to get smaller.

[Begin Sidebar]
Meet three of the portfolio counselors

Three of the fund’s portfolio counselors officially began managing assets in the fund within the past two years. While they are relatively new to this fund, all three have significant investment experience and have been with our company for several years. They join Thomas Hogh and John Smet in bringing their diverse backgrounds and investment styles to the fund.

[Begin Photo Caption]
[photo of Kevin Adams]
Kevin Adams
26 years of investment experience
Based in London
[End Photo Caption]

Born in England, Kevin has a BA (honors) in economics from the University of Sussex and has been an economist and bond analyst for most of his career, in addition to his portfolio counselor responsibilities. A specialist in inflation-linked bonds, he focuses primarily on macro themes in his investments in the fund. “A lot of what I do is informed by how bond yields are split between real yields and inflation, and how expectations of those two elements change over time,” he says.

[Begin Photo Caption]
[photo of Fergus MacDonald]
Fergus MacDonald
18 years of investment experience
Based in Los Angeles
[End Photo Caption]

Born in Northern Ireland, Fergus earned a graduate degree in applied mathematics and theoretical physics from the University of Cambridge before working in fixed-income derivatives at Goldman Sachs and Morgan Stanley. As an investor, he has tended to be an unconventional thinker with an above-average tolerance for risk. “I consider myself to be aggressively conservative in that I’m aggressively positioned for weak economic growth,” he says.

[Begin Photo Caption]
[photo of Wesley Phoa]
Wesley Phoa
17 years of investment experience
Based in Los Angeles
[End Photo Caption]

Born in Singapore and raised in Australia, Wesley has a Ph.D. in pure mathematics from the University of Cambridge and a background both in academia as a mathematics lecturer and in finance as a quantitative analyst and specialist in mortgages and interest rates. “I try to synthesize the macroeconomic and quantitative aspects of fixed-income investing, with an emphasis on monetary policy,” he says.
[End Sidebar]

Agency mortgages make up a large portion of the fund. How do they fit in the portfolio?

Wesley Phoa: Agency mortgages, which are mortgage-backed securities issued by the federal housing agencies, have always been an important part of the fund, although their weight in the portfolio varies depending on our assessment of value. We own them because they have the same credit quality as Treasuries but they yield more due to their less predictable cash flows. Since they’re linked to how people prepay or refinance their mortgages or move, you give up some predictability in cash flow, but in return you get more yield. It’s something that helps the fund generate income, which we pay out in the dividend. But that’s also the reason we have to be cautious in what we do: where we own mortgage-backed securities and which ones we own, because sometimes cash flow unpredictability can work against you — if too many people refinance, it could be a bad deal for fund investors because the fund must reinvest these payments at lower interest rates. The particular mortgages we own tend to change as our research indicates.

How might rising interest rates affect the fund?

Thomas: I think it’s likely that interest rates will remain low for a long time, because of the sluggishness of the economy and some of the long-term challenges that could dampen economic growth. If rates rise gradually, it can actually be good for a bond fund, because we’ll be able to reinvest our coupons in higher yielding securities. On the other hand, if rates suddenly rise rapidly in a very short period of time, we are more likely to experience a negative return.

What are some of the ways our approach to investing can benefit fund investors?

Kevin Adams: We always maintain a long-term perspective. In the markets today, uncertainties abound. Our job is to look through those as best we can to figure out what will serve investors best. In addition, our investment approach benefits from very good communication between portfolio counselors and investment analysts, and among different offices around the world. I think it adds greatly to the sum total of our understanding of the world to have that incredible level of communication.

Fergus: We do a substantial amount of fundamental research, and there is no limit to what we have available for our research needs. We are long-term investors so we’re prepared to withstand a little bit of volatility to get superior longer term results. We are also very experienced investors.

John: We’re a private company, so we don’t have pressure for quarterly earnings, and we can look longer term. We have a strong balance sheet, so we can continue to hire and reward investment personnel even during troubled markets. Instead of being driven by short-term earnings, we can reinvest in our business.

[photo of pillars of a building cast in light]

Several of the fund’s investment professionals were born, or are based, outside the U.S. How does that affect the fund?

Wesley: It’s very helpful in a U.S. government securities fund to have an international perspective, because half of Treasuries out there are owned by non-U.S. investors. How people outside the country perceive what’s going on in the U.S. is really important in driving market sentiment and Treasury yields. The fund’s portfolio counselors have a broad mix of backgrounds and investment styles. For us, diversification is not just owning many different bonds but also having many different ideas in the fund.

Given all the market uncertainty, what role does the fund serve in an investor’s portfolio today?

Thomas: The role of this fund continues to be balancing and seeking to add stability to an investor’s broadly diversified portfolio. We run the fund very conservatively, with nearly all of our investments in securities that are backed or guaranteed by the U.S. government. If another calamity occurs in the economy, our holdings are not likely to be credit-sensitive, which is why investors get a great diversification benefit in comparison to stocks. While investors should never expect sky-high returns in this fund, they can take some comfort in knowing that when the stock market has declined, the fund has often had positive returns. If interest rates rise, the fund might decline a bit. But, historically, even in rapidly rising interest rate environments, the fund’s declines have been relatively modest. And we don’t expect rates to rise rapidly.

Wesley: If we look at 2011 so far, we’d all agree it’s been a very bumpy ride for stock and bond markets, and quite volatile. But, so far, the fund has done exactly what it’s meant to be doing. It’s meant to do relatively well when equity markets are weak (and you can expect the opposite to occur as well). The fund has continued to pay a modest dividend, though in this kind of low rate environment you can’t expect too much in the way of dividends. We continue to put more resources into making research-driven decisions within the fund that can add that extra bit of value. Our investment professionals have distinct backgrounds and styles, but we all have a clear mission in the fund. ■

Summary investment portfolio  August 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets

Mortgage-backed obligations	51.0%
U.S. Treasury bonds & notes	28.7
Federal agency bonds & notes	9.9
Asset-backed obligations	0.1
Short-term securities & other assets less liabilities	10.3
[end pie chart]

Quality ratings*	Percent of net assets

Federal agencies	54.1%
U.S. government obligations†	35.1
Unrated	0.3
Aaa/AAA	0.1
Aa/AA	0.1
Short-term securities & other assets less liabilities	10.3

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. Securities in the "unrated" category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 89.67%	(000)	(000)	assets

Mortgage-backed obligations - 51.06%
Federal agency mortgage-backed obligations (1) - 51.05%
Fannie Mae:
3.50% 2026	$50,267	$52,498
6.00% 2038	182,879	202,810
6.00% 2038	70,894	78,621
6.00% 2038	52,524	58,248
6.00% 2039	99,569	110,420
5.00% 2040	46,620	50,347
4.00% 2041	58,623	60,873
4.00% 2041	49,002	50,883
4.00% 2041	44,008	45,698
4.50% 2041	85,537	90,558
4.50% 2041	84,372	89,325
4.50% 2041	62,821	66,508
4.50% 2041	53,562	56,706
4.50% 2041	51,990	54,955
4.50% 2041	45,964	48,735
5.00% 2041	89,057	95,917
5.50% 2041	35,530	38,828
6.00% 2041	61,540	68,117
0%-11.579% 2012-2047 (2)	1,215,935	1,287,863	39.52%
Freddie Mac:
5.50% 2038	153,867	168,147
5.50% 2038	46,779	51,114
5.50% 2039	71,938	78,753
0%-11.668% 2014-2041 (2)	169,513	179,995	7.24
Government National Mortgage Assn. 3.50%-10.00% 2019-2058 (2)	202,760	219,268	3.32
Other securities		63,922	.97
		3,369,109	51.05

Commercial mortgage-backed securities - 0.01%
Other securities		648	.01

Total mortgage-backed obligations		3,369,757	51.06

U.S. Treasury bonds & notes - 28.68%
U.S. Treasury:
1.00% 2012	57,250	57,599
1.375% 2012	46,140	46,728
1.125% 2013	50,290	51,119
1.375% 2015	70,325	72,294
2.125% 2015	52,250	55,368
11.25% 2015	40,340	55,233
2.125% 2016	58,100	61,560
2.50% 2017	64,000	68,519
3.00% 2017	46,750	51,422
4.625% 2017	54,750	64,966
3.50% 2018	35,510	40,150
3.375% 2019	79,100	88,437
8.75% 2020	70,440	109,718
7.125% 2023	30,000	43,997
4.375% 2039	139,050	158,723
3.875% 2040	40,000	41,928
4.625% 2040	97,610	115,912
4.75% 2041	199,200	241,484
0.125%-8.875% 2012-2039 (3)	419,259	467,626	28.68
		1,892,783	28.68

Federal agency bonds & notes - 9.87%
Federal Home Loan Bank:
0.875% 2012	48,750	49,053
1.75% 2012	108,605	110,205
1.625%-3.625% 2013-2014	46,000	47,789	3.14
Freddie Mac:
1.125% 2012	69,825	70,392
0.189%-3.00% 2011-2015 (2)	79,125	82,638	2.32
Fannie Mae:
1.00% 2013	75,250	76,216
3.00%-6.125% 2012-2014	14,500	15,157	1.38
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625% 2014	33,225	34,271	.52
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20%-2.25% 2012	27,500	27,841	.42
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	15,000	15,235	.23
Other securities		122,475	1.86
		651,272	9.87

Asset-backed obligations - 0.06%
Other securities		4,069	.06

Total bonds & notes (cost: $5,663,320,000)		5,917,881	89.67

	Principal		Percent
	amount	Value	of net
Short-term securities - 20.31%	(000)	(000)	assets

Fannie Mae 0.06%-0.14% due 9/19/2011-3/2/2012	$613,550	613,447	9.29
Freddie Mac 0.025%-0.115% due 11/7/2011-4/3/2012	210,604	210,551	3.19
U.S. Treasury Bills 0.051%-0.063% due 9/22-10/13/2011	162,240	162,238	2.46
General Electric Co. 0.04%-0.09% due 9/1-9/13/2011	76,700	76,699
General Electric Capital Corp. 0.12% due 9/13/2011	40,000	39,998	1.77
Falcon Asset Securitization Co., LLC 0.12%-0.15% due 9/6-9/12/2011 (4)	70,000	69,997	1.06
Federal Farm Credit Banks 0.12% due 1/18/2012	54,600	54,587	.83
NetJets Inc. 0.10% due 9/12/2011 (4)	40,000	39,999	.61
Federal Home Loan Bank 0.045%-0.15% due 9/28/2011-2/3/2012	25,600	25,595	.39
Other securities		46,998	.71

Total short-term securities (cost: $1,339,925,000)		1,340,109	20.31

Total investment securities (cost: $7,003,245,000)		7,257,990	109.98
Other assets less liabilities		(658,852)	(9.98)

Net assets		$6,599,138	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Index-linked bond whose principal amount moves with a government price index.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $145,220,000, which represented 2.20% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $7,003,245)		$7,257,990
Cash		804
Receivables for:
Sales of investments	$1,507,359
Sales of fund's shares	9,876
Interest	21,006	1,538,241
		8,797,035
Liabilities:
Payables for:
Purchases of investments	2,178,904
Repurchases of fund's shares	11,724
Dividends on fund's shares	1,175
Investment advisory services	1,252
Services provided by related parties	4,601
Trustees' deferred compensation	183
Other	58	2,197,897
Net assets at August 31, 2011		$6,599,138

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,258,336
Distributions in excess of net investment income		(204)
Undistributed net realized gain		86,261
Net unrealized appreciation		254,745
Net assets at August 31, 2011		$6,599,138

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (455,627 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,914,790	270,291	$14.48
Class B	154,077	10,638	14.48
Class C	496,686	34,293	14.48
Class F-1	172,205	11,890	14.48
Class F-2	51,191	3,534	14.48
Class 529-A	172,204	11,889	14.48
Class 529-B	13,874	958	14.48
Class 529-C	90,054	6,218	14.48
Class 529-E	10,077	696	14.48
Class 529-F-1	10,185	703	14.48
Class R-1	17,308	1,195	14.48
Class R-2	210,792	14,554	14.48
Class R-3	191,538	13,224	14.48
Class R-4	180,819	12,484	14.48
Class R-5	127,638	8,813	14.48
Class R-6	785,700	54,247	14.48

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2011	(dollars in thousands)

Investment income:
Income:
Interest		$175,093

Fees and expenses*:
Investment advisory services	$15,674
Distribution services	22,548
Transfer agent services	5,649
Administrative services	4,137
Reports to shareholders	383
Registration statement and prospectus	280
Trustees' compensation	82
Auditing and legal	99
Custodian	25
State and local taxes	56
Other	346
Total fees and expenses before reimbursement	49,279
Less administrative services reimbursement	15
Total fees and expenses after reimbursement		49,264
Net investment income		125,829

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		215,175
Net unrealized depreciation on investments		(133,199)
Net realized gain and unrealized depreciation on investments		81,976
Net increase in net assets resulting from operations		$207,805

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2011	2010
Operations:
Net investment income	$125,829	$181,908
Net realized gain on investments	215,175	189,646
Net unrealized (depreciation) appreciation on investments	(133,199)	167,369
Net increase in net assets resulting from operations	207,805	538,923

Dividends and distributions paid or accrued to shareholders from net investment income:
Dividends from net investment income	(137,340)	(186,938)
Distributions from net realized gain on investments	(243,093)	(20,646)
Total dividends and distributions paid or accrued to shareholders	(380,433)	(207,584)

Net capital share transactions	(1,053,708)	192,730

Total (decrease) increase in net assets	(1,226,336)	524,069

Net assets:
Beginning of year	7,825,474	7,301,405
End of year (including distributions in excess of
net investment income: $(204) and $(220), respectively)	$6,599,138	$7,825,474

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the U.S. government. Effective November 1, 2010, the fund reorganized from a Massachusetts business trust to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2011, all of the fund's investment securities were classified as Level 2.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2011 (dollars in thousands):

	Beginning value at 9/1/2010	Transfers into Level 3(*)	Sales	Unrealized depreciation(†)	Transfers out of Level 3(*)	Ending value at 8/31/2011
Investment securities	$-	$1,582	$(80)	$(1)	$(1,501)	$-

(*) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(†) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2011, the fund reclassified $11,553,000 from undistributed net realized gain to distributions in excess of net investment income; $26,000 from distributions in excess of net investment income and $21,483,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,154
Undistributed long-term capital gain	88,952
Gross unrealized appreciation on investment securities	252,731
Gross unrealized depreciation on investment securities	(677)
Net unrealized appreciation on investment securities	252,054
Cost of investment securities	7,005,936

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2011			Year ended August 31, 2010
	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued
Share class
Class A	$154,747	$80,406	$235,153	$136,697	$-	$136,697
Class B	6,042	4,024	10,066	6,864	-	6,864
Class C	16,636	11,152	27,788	14,166	-	14,166
Class F-1	6,467	3,293	9,760	5,569	-	5,569
Class F-2	2,228	1,136	3,364	1,712	-	1,712
Class 529-A	6,218	3,237	9,455	4,614	-	4,614
Class 529-B	523	361	884	536	-	536
Class 529-C	2,565	1,710	4,275	1,826	-	1,826
Class 529-E	362	207	569	266	-	266
Class 529-F-1	405	197	602	309	-	309
Class R-1	568	381	949	342	-	342
Class R-2	6,238	4,080	10,318	4,809	-	4,809
Class R-3	6,196	3,507	9,703	4,794	-	4,794
Class R-4	5,827	2,916	8,743	4,413	-	4,413
Class R-5	4,710	2,225	6,935	3,108	-	3,108
Class R-6	28,964	12,905	41,869	17,559	-	17,559
Total	$248,696	$131,737	$380,433	$207,584	$-	$207,584

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provided for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2011, the investment advisory services fee was $15,674,000, which was equivalent to an annualized rate of 0.227% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2011, the total administrative services fees paid by CRMC were $15,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$9,860	$5,408	Not applicable	Not applicable	Not applicable
Class B	1,976	241	Not applicable	Not applicable	Not applicable
Class C	5,594	Included in administrative services	$790	$164	Not applicable
Class F-1	445		218	36	Not applicable
Class F-2	Not applicable		69	8	Not applicable
Class 529-A	377		184	42	$173
Class 529-B	179		19	6	18
Class 529-C	907		97	29	91
Class 529-E	53		11	2	11
Class 529-F-1	-		11	3	11
Class R-1	188		22	10	Not applicable
Class R-2	1,615		314	590	Not applicable
Class R-3	944		277	182	Not applicable
Class R-4	410		243	8	Not applicable
Class R-5	Not applicable		120	3	Not applicable
Class R-6	Not applicable		374	1	Not applicable
Total	$22,548	$5,649	$2,749	$1,084	$304

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $82,000, shown on the accompanying financial statements, includes $58,000 in current fees (either paid in cash or deferred) and a net increase of $24,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2011
Class A	$974,577	68,211	$224,958	16,156	$(2,061,431)	(145,385)	$(861,896)	(61,018)
Class B	19,315	1,347	9,560	688	(134,822)	(9,501)	(105,947)	(7,466)
Class C	131,496	9,186	25,842	1,861	(312,685)	(22,102)	(155,347)	(11,055)
Class F-1	73,742	5,199	9,070	651	(112,626)	(7,899)	(29,814)	(2,049)
Class F-2	24,143	1,688	2,973	213	(40,660)	(2,870)	(13,544)	(969)
Class 529-A	46,085	3,236	9,413	676	(55,299)	(3,913)	199	(1)
Class 529-B	2,396	167	882	64	(12,168)	(856)	(8,890)	(625)
Class 529-C	22,263	1,561	4,263	307	(29,679)	(2,093)	(3,153)	(225)
Class 529-E	1,906	134	558	40	(3,695)	(262)	(1,231)	(88)
Class 529-F-1	2,212	156	599	43	(4,082)	(288)	(1,271)	(89)
Class R-1	8,517	595	944	68	(12,216)	(861)	(2,755)	(198)
Class R-2	74,208	5,213	10,280	740	(109,780)	(7,745)	(25,292)	(1,792)
Class R-3	79,205	5,576	9,663	695	(94,540)	(6,671)	(5,672)	(400)
Class R-4	71,616	5,057	8,714	626	(63,626)	(4,483)	16,704	1,200
Class R-5	59,899	4,194	6,920	497	(70,755)	(4,963)	(3,936)	(272)
Class R-6	251,106	17,699	41,815	3,000	(144,784)	(10,135)	148,137	10,564
Total net increase
(decrease)	$1,842,686	129,219	$366,454	26,325	$(3,262,848)	(230,027)	$(1,053,708)	(74,483)

Year ended August 31, 2010
Class A	$1,808,686	126,523	$127,686	8,984	$(1,996,329)	(140,599)	$(59,957)	(5,092)
Class B	55,615	3,888	6,366	449	(163,320)	(11,493)	(101,339)	(7,156)
Class C	263,977	18,490	12,904	909	(321,575)	(22,662)	(44,694)	(3,263)
Class F-1	112,166	7,861	4,900	345	(105,495)	(7,418)	11,571	788
Class F-2	45,955	3,217	1,434	101	(40,311)	(2,842)	7,078	476
Class 529-A	62,917	4,412	4,581	322	(44,639)	(3,135)	22,859	1,599
Class 529-B	4,553	319	533	38	(8,350)	(585)	(3,264)	(228)
Class 529-C	34,653	2,431	1,818	128	(23,798)	(1,671)	12,673	888
Class 529-E	4,663	327	264	19	(2,669)	(187)	2,258	159
Class 529-F-1	5,047	354	306	21	(2,946)	(208)	2,407	167
Class R-1	13,188	926	337	24	(7,930)	(558)	5,595	392
Class R-2	115,027	8,069	4,765	336	(92,598)	(6,512)	27,194	1,893
Class R-3	112,446	7,887	4,738	334	(98,212)	(6,920)	18,972	1,301
Class R-4	84,401	5,917	4,378	308	(87,792)	(6,182)	987	43
Class R-5	133,152	9,342	3,074	216	(58,296)	(4,108)	77,930	5,450
Class R-6	228,826	16,180	17,513	1,231	(33,879)	(2,349)	212,460	15,062
Total net increase
(decrease)	$3,085,272	216,143	$195,597	13,765	$(3,088,139)	(217,429)	$192,730	12,479

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,135,162,000 and $8,846,590,000, respectively, during the year ended August 31, 2011.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2011	$14.76	$.28	$.23	$.51	$(.30)	$(.49)	$(.79)	$14.48	3.73%	$3,915	.61%	.61%	1.92%
Year ended 8/31/2010	14.11	.38	.70	1.08	(.39)	(.04)	(.43)	14.76	7.81	4,891	.62	.62	2.66
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.43	4,745	.64	.63	3.05
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.73	2,602	.77	.74	3.95
Year ended 8/31/2007	13.32	.59	.03	.62	(.59)	-	(.59)	13.35	4.72	1,758	.79	.76	4.38
Class B:
Year ended 8/31/2011	14.76	.17	.23	.40	(.19)	(.49)	(.68)	14.48	2.95	154	1.37	1.37	1.16
Year ended 8/31/2010	14.11	.27	.70	.97	(.28)	(.04)	(.32)	14.76	7.00	267	1.38	1.38	1.92
Year ended 8/31/2009	13.56	.32	.57	.89	(.34)	-	(.34)	14.11	6.64	356	1.39	1.38	2.31
Year ended 8/31/2008	13.35	.44	.22	.66	(.45)	-	(.45)	13.56	4.99	203	1.46	1.44	3.27
Year ended 8/31/2007	13.32	.49	.03	.52	(.49)	-	(.49)	13.35	3.99	158	1.51	1.47	3.66
Class C:
Year ended 8/31/2011	14.76	.16	.23	.39	(.18)	(.49)	(.67)	14.48	2.90	497	1.42	1.42	1.12
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.95	669	1.43	1.43	1.85
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.59	686	1.43	1.42	2.24
Year ended 8/31/2008	13.35	.43	.22	.65	(.44)	-	(.44)	13.56	4.95	244	1.50	1.47	3.19
Year ended 8/31/2007	13.32	.49	.03	.52	(.49)	-	(.49)	13.35	3.94	125	1.55	1.52	3.62
Class F-1:
Year ended 8/31/2011	14.76	.27	.23	.50	(.29)	(.49)	(.78)	14.48	3.70	172	.63	.63	1.90
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.78	206	.65	.65	2.62
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.42	185	.65	.65	3.05
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.79	142	.70	.67	4.01
Year ended 8/31/2007	13.32	.60	.03	.63	(.60)	-	(.60)	13.35	4.80	99	.72	.69	4.44
Class F-2:
Year ended 8/31/2011	14.76	.31	.23	.54	(.33)	(.49)	(.82)	14.48	3.96	51	.38	.38	2.13
Year ended 8/31/2010	14.11	.41	.70	1.11	(.42)	(.04)	(.46)	14.76	8.06	66	.39	.39	2.86
Year ended 8/31/2009	13.56	.46	.57	1.03	(.48)	-	(.48)	14.11	7.67	57	.41	.41	3.24
Period from 8/7/2008 to 8/31/2008	13.48	.03	.08	.11	(.03)	-	(.03)	13.56	.85	1	.03	.03	.25
Class 529-A:
Year ended 8/31/2011	14.76	.27	.23	.50	(.29)	(.49)	(.78)	14.48	3.64	172	.69	.69	1.84
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.73	175	.70	.70	2.57
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.37	145	.70	.69	2.99
Year ended 8/31/2008	13.35	.53	.22	.75	(.54)	-	(.54)	13.56	5.70	68	.79	.76	3.93
Year ended 8/31/2007	13.32	.58	.03	.61	(.58)	-	(.58)	13.35	4.66	44	.84	.81	4.33
Class 529-B:
Year ended 8/31/2011	14.76	.15	.23	.38	(.17)	(.49)	(.66)	14.48	2.83	14	1.48	1.48	1.04
Year ended 8/31/2010	14.11	.25	.70	.95	(.26)	(.04)	(.30)	14.76	6.87	23	1.50	1.50	1.79
Year ended 8/31/2009	13.56	.30	.57	.87	(.32)	-	(.32)	14.11	6.51	25	1.51	1.50	2.19
Year ended 8/31/2008	13.35	.42	.22	.64	(.43)	-	(.43)	13.56	4.85	16	1.60	1.57	3.14
Year ended 8/31/2007	13.32	.48	.03	.51	(.48)	-	(.48)	13.35	3.85	13	1.64	1.60	3.53
Class 529-C:
Year ended 8/31/2011	14.76	.15	.23	.38	(.17)	(.49)	(.66)	14.48	2.83	90	1.48	1.48	1.06
Year ended 8/31/2010	14.11	.25	.70	.95	(.26)	(.04)	(.30)	14.76	6.87	95	1.49	1.49	1.78
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.52	78	1.50	1.49	2.19
Year ended 8/31/2008	13.35	.42	.22	.64	(.43)	-	(.43)	13.56	4.87	40	1.58	1.55	3.14
Year ended 8/31/2007	13.32	.48	.03	.51	(.48)	-	(.48)	13.35	3.86	27	1.63	1.60	3.54
Class 529-E:
Year ended 8/31/2011	14.76	.23	.23	.46	(.25)	(.49)	(.74)	14.48	3.36	10	.97	.97	1.57
Year ended 8/31/2010	14.11	.33	.70	1.03	(.34)	(.04)	(.38)	14.76	7.42	12	.98	.98	2.28
Year ended 8/31/2009	13.56	.38	.57	.95	(.40)	-	(.40)	14.11	7.07	9	.99	.98	2.71
Year ended 8/31/2008	13.35	.49	.22	.71	(.50)	-	(.50)	13.56	5.40	5	1.07	1.04	3.66
Year ended 8/31/2007	13.32	.54	.03	.57	(.54)	-	(.54)	13.35	4.38	4	1.12	1.09	4.05

Class 529-F-1:
Year ended 8/31/2011	$14.76	$.30	$.23	$.53	$(.32)	$(.49)	$(.81)	$14.48	3.87%	$10	.48%	.48%	2.06%
Year ended 8/31/2010	14.11	.40	.70	1.10	(.41)	(.04)	(.45)	14.76	7.95	12	.49	.49	2.78
Year ended 8/31/2009	13.56	.45	.57	1.02	(.47)	-	(.47)	14.11	7.59	9	.50	.49	3.21
Year ended 8/31/2008	13.35	.56	.22	.78	(.57)	-	(.57)	13.56	5.93	5	.57	.54	4.15
Year ended 8/31/2007	13.32	.61	.03	.64	(.61)	-	(.61)	13.35	4.90	3	.62	.59	4.56
Class R-1:
Year ended 8/31/2011	14.76	.16	.23	.39	(.18)	(.49)	(.67)	14.48	2.91	17	1.41	1.41	1.13
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.94	21	1.44	1.44	1.81
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.57	14	1.45	1.45	2.24
Year ended 8/31/2008	13.35	.43	.22	.65	(.44)	-	(.44)	13.56	4.89	9	1.56	1.53	3.16
Year ended 8/31/2007	13.32	.48	.03	.51	(.48)	-	(.48)	13.35	3.89	5	1.65	1.57	3.57
Class R-2:
Year ended 8/31/2011	14.76	.16	.23	.39	(.18)	(.49)	(.67)	14.48	2.91	211	1.41	1.40	1.13
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.95	241	1.45	1.43	1.85
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.58	204	1.49	1.44	2.26
Year ended 8/31/2008	13.35	.44	.22	.66	(.45)	-	(.45)	13.56	4.97	136	1.61	1.46	3.24
Year ended 8/31/2007	13.32	.49	.03	.52	(.49)	-	(.49)	13.35	3.98	103	1.73	1.48	3.66
Class R-3:
Year ended 8/31/2011	14.76	.22	.23	.45	(.24)	(.49)	(.73)	14.48	3.34	191	.98	.98	1.55
Year ended 8/31/2010	14.11	.32	.70	1.02	(.33)	(.04)	(.37)	14.76	7.39	201	1.01	1.01	2.26
Year ended 8/31/2009	13.56	.37	.57	.94	(.39)	-	(.39)	14.11	7.02	174	1.03	1.02	2.68
Year ended 8/31/2008	13.35	.49	.22	.71	(.50)	-	(.50)	13.56	5.40	118	1.07	1.04	3.67
Year ended 8/31/2007	13.32	.54	.03	.57	(.54)	-	(.54)	13.35	4.39	88	1.11	1.08	4.05
Class R-4:
Year ended 8/31/2011	14.76	.27	.23	.50	(.29)	(.49)	(.78)	14.48	3.69	181	.64	.64	1.89
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.76	167	.67	.67	2.61
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.39	159	.69	.68	3.02
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.77	91	.72	.69	4.02
Year ended 8/31/2007	13.32	.59	.03	.62	(.59)	-	(.59)	13.35	4.79	75	.72	.69	4.50
Class R-5:
Year ended 8/31/2011	14.76	.31	.23	.54	(.33)	(.49)	(.82)	14.48	4.01	128	.34	.34	2.19
Year ended 8/31/2010	14.11	.41	.70	1.11	(.42)	(.04)	(.46)	14.76	8.09	134	.36	.36	2.86
Year ended 8/31/2009	13.56	.46	.57	1.03	(.48)	-	(.48)	14.11	7.71	51	.38	.37	3.37
Year ended 8/31/2008	13.35	.58	.22	.80	(.59)	-	(.59)	13.56	6.10	281	.41	.38	4.26
Year ended 8/31/2007	13.32	.63	.03	.66	(.63)	-	(.63)	13.35	5.07	68	.45	.41	4.79
Class R-6:
Year ended 8/31/2011	14.76	.32	.23	.55	(.34)	(.49)	(.83)	14.48	4.06	786	.29	.29	2.25
Year ended 8/31/2010	14.11	.42	.70	1.12	(.43)	(.04)	(.47)	14.76	8.14	645	.31	.31	2.94
Period from 5/1/2009 to 8/31/2009	14.07	.15	.05	.20	(.16)	-	(.16)	14.11	1.41	404	.11	.11	1.10

	Year ended August 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	212%	95%	166%	92%	110%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series – U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series – U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series – U.S. Government Securities Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 13, 2011

Expense example
                                                                                                                                     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2011, through August 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2011	Ending account value 8/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,055.70	$3.16	.61%
Class A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B -- actual return	1,000.00	1,051.72	7.08	1.37
Class B -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C -- actual return	1,000.00	1,051.45	7.34	1.42
Class C -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 -- actual return	1,000.00	1,055.57	3.32	.64
Class F-1 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 -- actual return	1,000.00	1,056.83	2.07	.40
Class F-2 -- assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A -- actual return	1,000.00	1,055.24	3.63	.70
Class 529-A -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B -- actual return	1,000.00	1,051.07	7.75	1.50
Class 529-B -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C -- actual return	1,000.00	1,051.13	7.70	1.49
Class 529-C -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E -- actual return	1,000.00	1,053.82	5.02	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	1,056.37	2.54	.49
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-1 -- actual return	1,000.00	1,051.54	7.24	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	1,051.57	7.24	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,053.75	5.07	.98
Class R-3 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 -- actual return	1,000.00	1,055.55	3.32	.64
Class R-4 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 -- actual return	1,000.00	1,057.12	1.76	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 -- actual return	1,000.00	1,057.41	1.50	.29
Class R-6 -- assumed 5% return	1,000.00	1,023.74	1.48	.29

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2011:

Long-term capital gains	$153,220,000
U.S. government income that may be exempt from state taxation	$59,591,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income consistent with prudent investment risk and preservation of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–0.43%	4.90%	4.16%
Not reflecting CDSC	4.55	5.23	4.16

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	3.50	5.18	3.94
Not reflecting CDSC	4.50	5.18	3.94

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	5.32	6.02	4.76

Class F-2 shares3 — first sold 8/7/08
Not reflecting annual asset-based fee charged
by sponsoring firm	5.58	—	7.01

Class 529-A shares4 — first sold 2/20/02
Reflecting 3.75% maximum sales charge	1.33	5.14	4.41
Not reflecting maximum sales charge	5.25	5.94	4.82

Class 529-B shares2,4 — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–0.56	4.77	4.09
Not reflecting CDSC	4.42	5.10	4.09

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	3.44	5.11	3.96
Not reflecting CDSC	4.44	5.11	3.96

Class 529-E shares3,4 — first sold 3/7/02	4.97	5.65	4.63

Class 529-F-1 shares3,4 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	5.48	6.17	4.60

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 20 and 21 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 75	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 66	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 64	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 76	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 65	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 66	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 65	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 53	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 56	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 68	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 53	2010	President and CEO, Margaret Spellings & Company;
		President, U.S. Forum for Policy Innovation and
		Senior Advisor to the President and CEO, U.S.
		Chamber of Commerce; former United States
		Secretary of Education, United States Department of
		Education — Federal Government Agency

Steadman Upham, Ph.D., 62	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 75	42	Anworth Mortgage Asset Corporation

William H. Baribault, 66	42	None

James G. Ellis, 64	46	Quiksilver, Inc.

Martin Fenton, 76	42	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 65	46	None

W. Scott Hedrick, 66	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 56	42	None

Frank M. Sanchez, 68	42	None

Margaret Spellings, 53	42	None

Steadman Upham, Ph.D., 62	45	None

Ambassador Richard G. Capen, Jr., a trustee of the fund since 1999, and Richard G. Newman, a trustee of the fund since 1991, have retired from the board. The trustees thank Ambassador Capen and Mr. Newman for their dedication and service to the fund.

See page 28 for footnotes.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	1985	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

John H. Smet, 55	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Paul G. Haaga, Jr., 62	14	None
Vice Chairman of the Board

John H. Smet, 55	13	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Thomas H. Hogh, 48	2004	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company6

Kristine M. Nishiyama, 41	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel — Capital Bank and Trust Company6

Courtney R. Taylor, 36	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

M. Susan Gupton, 38	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 47	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 36	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2011, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-922-1011P

Litho in USA DD/UNL/8058-S28697

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$79,000
2011	$79,000

b) Audit-Related Fees:
2010	$2,000
2011	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,196,000
2011	$984,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,624,000 for fiscal year 2010 and $1,604,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities FundSM
Investment portfolio

August 31, 2011

Bonds & notes — 89.67%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS — 51.06%
Federal agency mortgage-backed obligations1 — 51.05%
Fannie Mae 3.308% 2017	$4,170	$4,396
Fannie Mae 10.50% 2018	737	875
Fannie Mae 6.00% 2021	150	164
Fannie Mae 5.50% 2023	17,811	19,416
Fannie Mae 4.00% 2024	17,726	18,729
Fannie Mae 4.00% 2024	12,687	13,405
Fannie Mae 6.00% 2024	1,745	1,942
Fannie Mae 3.00% 2025	1,289	1,327
Fannie Mae 3.00% 2025	944	971
Fannie Mae 3.50% 2025	19,598	20,467
Fannie Mae 3.50% 2025	18,786	19,620
Fannie Mae 3.50% 2025	8,325	8,696
Fannie Mae 3.50% 2025	7,626	7,964
Fannie Mae 3.50% 2025	5,609	5,858
Fannie Mae 3.50% 2025	3,818	3,987
Fannie Mae 3.50% 2025	3,791	3,959
Fannie Mae 3.50% 2025	3,776	3,943
Fannie Mae 3.50% 2025	2,844	2,970
Fannie Mae 3.50% 2025	1,815	1,896
Fannie Mae 3.50% 2025	1,790	1,869
Fannie Mae 3.50% 2025	1,516	1,583
Fannie Mae 3.50% 2025	955	997
Fannie Mae 3.50% 2025	952	994
Fannie Mae 3.50% 2025	944	986
Fannie Mae 3.50% 2025	943	985
Fannie Mae 3.50% 2025	535	559
Fannie Mae 3.50% 2025	274	287
Fannie Mae 3.50% 2025	76	79
Fannie Mae 4.00% 2025	8,082	8,537
Fannie Mae 10.819% 20252	1,580	1,860
Fannie Mae 3.00% 2026	27,999	29,013
Fannie Mae 3.00% 2026	2,545	2,622
Fannie Mae 3.00% 2026	1,241	1,286
Fannie Mae 3.50% 2026	50,267	52,498
Fannie Mae 3.50% 2026	32,541	33,985
Fannie Mae 3.50% 2026	18,006	18,806
Fannie Mae 3.50% 2026	15,873	16,581
Fannie Mae 3.50% 2026	7,707	8,049
Fannie Mae 3.50% 2026	4,265	4,456
Fannie Mae 4.50% 2026	7,240	7,717
Fannie Mae 6.00% 2026	99	111
Fannie Mae 6.50% 2027	3,507	3,924
Fannie Mae 6.50% 2027	3,100	3,469
Fannie Mae 5.00% 2028	3,538	3,825
Fannie Mae 6.00% 2028	4,760	5,276
Fannie Mae 6.00% 2028	2,879	3,191
Fannie Mae 6.00% 2028	1,190	1,319
Fannie Mae 4.00% 2029	14,740	15,467
Fannie Mae 8.00% 2031	1,590	1,813
Fannie Mae 2.418% 20332	1,110	1,163
Fannie Mae 5.50% 2033	6,541	7,193
Fannie Mae 2.50% 20352	905	950
Fannie Mae 5.00% 2035	32,321	34,975
Fannie Mae 5.444% 20362	2,285	2,417
Fannie Mae 5.50% 2036	135	148
Fannie Mae 5.542% 20362	3,707	3,933
Fannie Mae 6.00% 2036	4,589	5,100
Fannie Mae 5.345% 20372	3,714	3,902
Fannie Mae 5.481% 20372	1,135	1,210
Fannie Mae 5.50% 2037	21,262	23,303
Fannie Mae 5.50% 2037	7,535	8,276
Fannie Mae 6.00% 2037	4,364	4,840
Fannie Mae 6.00% 2037	2,660	2,950
Fannie Mae 6.00% 2037	963	1,070
Fannie Mae 6.00% 2037	813	903
Fannie Mae 6.00% 2037	626	694
Fannie Mae 6.00% 2037	552	613
Fannie Mae 6.50% 2037	3,572	3,983
Fannie Mae 6.50% 2037	2,453	2,757
Fannie Mae 6.50% 2037	2,167	2,390
Fannie Mae 6.50% 2037	2,045	2,254
Fannie Mae 6.50% 2037	843	929
Fannie Mae 7.00% 2037	2,877	3,209
Fannie Mae 7.00% 2037	2,716	3,029
Fannie Mae 7.00% 2037	1,235	1,377
Fannie Mae 7.00% 2037	84	94
Fannie Mae 7.50% 2037	302	338
Fannie Mae 5.487% 20382	5,411	5,735
Fannie Mae 5.50% 2038	33,594	36,776
Fannie Mae 5.50% 2038	11,013	12,056
Fannie Mae 5.50% 2038	10,326	11,304
Fannie Mae 5.50% 2038	7,498	8,218
Fannie Mae 5.50% 2038	6,699	7,333
Fannie Mae 6.00% 2038	182,879	202,810
Fannie Mae 6.00% 2038	70,894	78,621
Fannie Mae 6.00% 2038	52,524	58,248
Fannie Mae 6.00% 2038	6,298	6,975
Fannie Mae 6.00% 2038	4,224	4,684
Fannie Mae 6.00% 2038	2,347	2,603
Fannie Mae 6.00% 2038	2,247	2,491
Fannie Mae 6.00% 2038	2,139	2,350
Fannie Mae 6.00% 2038	1,309	1,451
Fannie Mae 6.50% 2038	5,889	6,567
Fannie Mae 7.00% 2038	4,158	4,638
Fannie Mae 3.756% 20392	1,537	1,621
Fannie Mae 6.00% 2039	99,569	110,420
Fannie Mae 6.00% 2039	5,075	5,621
Fannie Mae 4.00% 2040	36,434	37,833
Fannie Mae 4.00% 2040	34,949	36,291
Fannie Mae 4.00% 2040	29,958	31,108
Fannie Mae 4.00% 2040	22,971	23,852
Fannie Mae 4.00% 2040	19,095	19,828
Fannie Mae 4.00% 2040	11,004	11,426
Fannie Mae 4.00% 2040	9,878	10,257
Fannie Mae 4.00% 2040	9,810	10,187
Fannie Mae 4.00% 2040	8,391	8,740
Fannie Mae 4.00% 2040	1,160	1,208
Fannie Mae 4.50% 2040	20,616	21,826
Fannie Mae 4.50% 2040	8,904	9,440
Fannie Mae 4.50% 2040	8,515	9,015
Fannie Mae 4.50% 2040	8,312	8,813
Fannie Mae 4.50% 2040	6,753	7,159
Fannie Mae 4.50% 2040	2,478	2,627
Fannie Mae 4.50% 2040	2,382	2,526
Fannie Mae 4.50% 2040	1,938	2,052
Fannie Mae 4.50% 2040	752	797
Fannie Mae 4.50% 2040	519	550
Fannie Mae 5.00% 2040	46,620	50,347
Fannie Mae 6.00% 2040	5,974	6,625
Fannie Mae 6.00% 2040	2,170	2,404
Fannie Mae 3.288% 20412	12,205	12,771
Fannie Mae 3.50% 2041	26,672	26,871
Fannie Mae 4.00% 2041	58,623	60,873
Fannie Mae 4.00% 2041	49,002	50,883
Fannie Mae 4.00% 2041	44,008	45,698
Fannie Mae 4.00% 2041	30,821	32,004
Fannie Mae 4.00% 2041	28,760	29,864
Fannie Mae 4.00% 2041	21,155	21,960
Fannie Mae 4.00% 2041	17,349	18,015
Fannie Mae 4.00% 2041	8,591	8,921
Fannie Mae 4.00% 2041	4,561	4,751
Fannie Mae 4.00% 2041	4,093	4,250
Fannie Mae 4.00% 2041	2,959	3,082
Fannie Mae 4.50% 2041	85,537	90,558
Fannie Mae 4.50% 2041	84,372	89,325
Fannie Mae 4.50% 2041	62,821	66,508
Fannie Mae 4.50% 2041	53,562	56,706
Fannie Mae 4.50% 2041	51,990	54,955
Fannie Mae 4.50% 2041	45,964	48,735
Fannie Mae 4.50% 2041	36,544	38,690
Fannie Mae 4.50% 2041	22,871	24,213
Fannie Mae 4.50% 2041	22,437	23,754
Fannie Mae 4.50% 2041	21,937	23,225
Fannie Mae 4.50% 2041	12,961	13,722
Fannie Mae 4.50% 2041	12,893	13,670
Fannie Mae 4.50% 2041	9,450	10,019
Fannie Mae 4.50% 2041	8,090	8,565
Fannie Mae 4.50% 2041	6,999	7,410
Fannie Mae 4.50% 2041	6,957	7,376
Fannie Mae 4.50% 2041	6,765	7,162
Fannie Mae 4.50% 2041	3,227	3,416
Fannie Mae 4.50% 2041	2,996	3,172
Fannie Mae 4.50% 2041	1,780	1,887
Fannie Mae 4.50% 2041	1,235	1,310
Fannie Mae 5.00% 2041	89,057	95,917
Fannie Mae 5.50% 2041	35,530	38,828
Fannie Mae 6.00% 2041	61,540	68,117
Fannie Mae 6.50% 2041	18,670	20,849
Fannie Mae 6.39% 20472	462	503
Fannie Mae 6.594% 20472	2,295	2,499
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	27,750	28,991
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	1,464	1,510
Fannie Mae, Series 2001-4, Class NA, 11.579% 20252	801	895
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	720	823
Fannie Mae, Series 2001-20, Class E, 9.616% 20312	40	46
Fannie Mae, Series 2003-M2, Class D, 4.68% 20332	10,482	11,212
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	6,720	7,143
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	11,385	12,862
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	3,931	3,625
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036	3,338	2,942
Fannie Mae, Series 2006-65, Class PF, 0.498% 20362	4,374	4,345
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	722	815
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	4,719	5,245
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	3,150	3,510
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 20392	652	750
Freddie Mac 4.50% 2024	3,614	3,852
Freddie Mac 10.00% 2025	628	738
Freddie Mac 6.00% 2026	3,962	4,396
Freddie Mac 6.00% 2027	8,188	9,085
Freddie Mac 2.476% 20352	4,062	4,253
Freddie Mac 5.856% 20362	6,694	7,212
Freddie Mac 5.928% 20372	612	643
Freddie Mac 6.50% 2037	1,691	1,870
Freddie Mac 6.50% 2037	424	469
Freddie Mac 4.807% 20382	2,641	2,849
Freddie Mac 5.50% 2038	153,867	168,147
Freddie Mac 5.50% 2038	46,779	51,114
Freddie Mac 5.50% 2038	2,104	2,308
Freddie Mac 6.00% 2038	19,627	21,848
Freddie Mac 6.00% 2038	5,126	5,707
Freddie Mac 5.50% 2039	71,938	78,753
Freddie Mac 3.157% 20402	3,682	3,841
Freddie Mac 3.255% 20412	11,071	11,575
Freddie Mac 3.40% 20412	13,807	14,459
Freddie Mac 4.50% 2041	6,657	7,034
Freddie Mac 4.50% 2041	4,448	4,700
Freddie Mac 4.50% 2041	2,516	2,658
Freddie Mac, Series K003, Class A2, 3.607% 2014	6,125	6,425
Freddie Mac, Series 2356, Class GD, 6.00% 2016	1,827	1,970
Freddie Mac, Series K701, Class A2, 3.882% 20172	3,350	3,621
Freddie Mac, Series K009, Class A1, 2.757% 2020	1,948	2,015
Freddie Mac, Series K014, Class A1, 2.788% 2020	4,150	4,282
Freddie Mac, Series K013, Class A1, 2.902% 2020	4,212	4,390
Freddie Mac, Series K010, Class A1, 3.32% 20202	3,723	3,924
Freddie Mac, Series K011, Class A2, 4.084% 2020	4,200	4,353
Freddie Mac, Series 2289, Class NA, 11.668% 20202	405	461
Freddie Mac, Series 2289, Class NB, 11.066% 20222	120	134
Freddie Mac, Series 1567, Class A, 0.65% 20232	36	36
Freddie Mac, Series 2626, Class NG, 3.50% 2023	653	676
Freddie Mac, Series 1617, Class PM, 6.50% 2023	894	997
Freddie Mac, Series 2153, Class GG, 6.00% 2029	1,642	1,855
Freddie Mac, Series 3061, Class PN, 5.50% 2035	2,708	3,029
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	6,193	5,574
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	3,021	2,645
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,825	1,662
Freddie Mac, Series 3156, Class PF, 0.457% 20362	7,354	7,292
Freddie Mac, Series 3257, Class PA, 5.50% 2036	3,650	4,061
Freddie Mac, Series 3233, Class PA, 6.00% 2036	4,390	4,937
Freddie Mac, Series 3272, Class PA, 6.00% 2037	5,533	6,159
Government National Mortgage Assn. 10.00% 2019	436	511
Government National Mortgage Assn. 10.00% 2021	174	209
Government National Mortgage Assn. 3.50% 2025	11,871	12,554
Government National Mortgage Assn. 3.50% 2025	2,369	2,507
Government National Mortgage Assn. 3.50% 2025	837	885
Government National Mortgage Assn. 5.50% 2038	3,890	4,338
Government National Mortgage Assn. 6.00% 2038	3,421	3,866
Government National Mortgage Assn. 3.50% 20392	7,888	8,289
Government National Mortgage Assn. 4.00% 2039	4,001	4,240
Government National Mortgage Assn. 4.50% 2039	13,925	15,104
Government National Mortgage Assn. 4.50% 2039	7,240	7,858
Government National Mortgage Assn. 5.00% 2039	8,961	9,888
Government National Mortgage Assn. 4.50% 2040	15,883	17,238
Government National Mortgage Assn. 4.50% 2040	5,749	6,232
Government National Mortgage Assn. 4.50% 2040	4,614	5,001
Government National Mortgage Assn. 5.00% 2040	17,198	19,000
Government National Mortgage Assn. 5.00% 2040	5,308	5,857
Government National Mortgage Assn. 5.00% 2040	2,753	3,037
Government National Mortgage Assn. 5.00% 2040	1,685	1,864
Government National Mortgage Assn. 5.00% 2040	1,490	1,646
Government National Mortgage Assn. 3.50% 2041	8,622	8,839
Government National Mortgage Assn. 3.50% 2041	5,197	5,323
Government National Mortgage Assn. 4.00% 2041	6,000	6,360
Government National Mortgage Assn. 4.00% 2041	4,993	5,293
Government National Mortgage Assn. 4.00% 2041	319	338
Government National Mortgage Assn. 5.922% 2058	16,896	18,537
Government National Mortgage Assn. 6.172% 2058	606	655
Government National Mortgage Assn. 6.22% 2058	8,401	9,121
Government National Mortgage Assn., Series 2004-19, 5.00% 2031	7,756	7,937
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032	10,000	10,868
Government National Mortgage Assn., Series 2003-46, 5.00% 2033	10,000	11,158
Government National Mortgage Assn., Series 2003, 6.116% 2058	4,277	4,715
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 2032	26,455	29,626
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	7,875	8,356
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20113	2,550	2,549
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20193	13,616	13,725
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.737% 20482,3	1,947	1,951
National Credit Union Administration, Series 2011-M1, Class A1, 0.227% 20132	2,431	2,427
National Credit Union Administration, Series 2010-R2, Class 1A, 0.571% 20172	1,423	1,424
National Credit Union Administration, Series 2011-R3, Class 1A, 0.606% 20202	2,527	2,526
National Credit Union Administration, Series 2011-R1, Class 1A, 0.651% 20202	1,338	1,338
		3,369,109

Commercial mortgage-backed securities1 — 0.01%
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	649	648

Total mortgage-backed obligations		3,369,757

U.S. TREASURY BONDS & NOTES — 28.68%
U.S. Treasury 0.625% 2012	25,275	25,431
U.S. Treasury 1.00% 2012	57,250	57,599
U.S. Treasury 1.375% 2012	46,140	46,728
U.S. Treasury 1.375% 2012	36,425	36,961
U.S. Treasury 4.875% 2012	9,030	9,228
U.S. Treasury 0.375% 2013	4,700	4,716
U.S. Treasury 0.50% 2013	1,300	1,307
U.S. Treasury 0.625% 2013	10,200	10,269
U.S. Treasury 1.125% 2013	50,290	51,119
U.S. Treasury 1.375% 2013	14,700	14,956
U.S. Treasury 3.125% 2013	26,500	28,039
U.S. Treasury 4.25% 2013	19,600	21,147
U.S. Treasury 2.00% 20144	4,282	4,590
U.S. Treasury 2.375% 2014	33,750	35,834
U.S. Treasury 2.625% 2014	29,905	31,902
U.S. Treasury 2.625% 2014	1,600	1,717
U.S. Treasury 1.375% 2015	70,325	72,294
U.S. Treasury 2.125% 2015	52,250	55,368
U.S. Treasury 4.25% 2015	13,700	15,649
U.S. Treasury 11.25% 2015	40,340	55,233
U.S. Treasury 0.125% 20164	9,449	9,880
U.S. Treasury 2.00% 2016	14,400	15,169
U.S. Treasury 2.125% 2016	58,100	61,560
U.S. Treasury 2.375% 2016	30,840	33,002
U.S. Treasury 4.50% 2016	12,200	14,193
U.S. Treasury 5.125% 2016	3,000	3,592
U.S. Treasury 7.50% 2016	6,250	8,317
U.S. Treasury 2.50% 2017	64,000	68,519
U.S. Treasury 3.00% 2017	46,750	51,422
U.S. Treasury 4.625% 2017	54,750	64,966
U.S. Treasury 8.875% 2017	23,250	33,543
U.S. Treasury 3.50% 2018	35,510	40,150
U.S. Treasury 2.125% 20194	3,848	4,529
U.S. Treasury 3.375% 2019	79,100	88,437
U.S. Treasury 3.50% 2020	10,500	11,807
U.S. Treasury 8.75% 2020	70,440	109,718
U.S. Treasury 8.75% 2020	900	1,395
U.S. Treasury 3.625% 2021	2,000	2,255
U.S. Treasury 8.125% 2021	2,200	3,361
U.S. Treasury 8.125% 2021	200	307
U.S. Treasury 7.125% 2023	30,000	43,997
U.S. Treasury 6.00% 2026	13,000	17,855
U.S. Treasury 5.25% 2028	2,600	3,353
U.S. Treasury 5.375% 2031	1,800	2,370
U.S. Treasury 4.50% 2036	20,000	23,450
U.S. Treasury 4.75% 2037	200	243
U.S. Treasury 5.00% 2037	11,400	14,352
U.S. Treasury 4.25% 2039	15,100	16,903
U.S. Treasury 4.375% 2039	139,050	158,723
U.S. Treasury 4.50% 2039	5,155	6,004
U.S. Treasury 3.875% 2040	40,000	41,928
U.S. Treasury 4.625% 2040	97,610	115,912
U.S. Treasury 4.75% 2041	199,200	241,484
		1,892,783

FEDERAL AGENCY BONDS & NOTES — 9.87%
Federal Home Loan Bank 0.875% 2012	48,750	49,053
Federal Home Loan Bank 1.75% 2012	108,605	110,205
Federal Home Loan Bank 1.625% 2013	19,500	19,861
Federal Home Loan Bank 3.625% 2013	10,000	10,686
Federal Home Loan Bank 2.375% 2014	16,500	17,242
Freddie Mac 0.189% 20112	10,000	10,000
Freddie Mac 1.125% 2012	69,825	70,392
Freddie Mac 2.50% 2014	13,000	13,696
Freddie Mac 3.00% 2014	22,750	24,404
Freddie Mac 1.75% 2015	33,375	34,538
Fannie Mae 6.125% 2012	10,000	10,322
Fannie Mae 1.00% 2013	75,250	76,216
Fannie Mae 3.00% 2014	4,500	4,835
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625% 2014	33,225	34,271
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	10,000	10,151
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	17,500	17,690
United States Agency for International Development, Republic of Egypt 4.45% 2015	19,000	21,363
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	6,226
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	9,000	9,137
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	12,450	12,748
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	20,500	20,853
Tennessee Valley Authority, Series A, 3.875% 2021	4,200	4,619
Tennessee Valley Authority 5.25% 2039	9,250	10,885
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	15,000	15,235
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 20161	3,310	3,612
Small Business Administration, Series 2001-20K, 5.34% 20211	1,397	1,519
Small Business Administration, Series 2001-20J, 5.76% 20211	697	762
Small Business Administration, Series 2001-20F, 6.44% 20211	1,926	2,128
Small Business Administration, Series 2003-20B, 4.84% 20231	5,124	5,544
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	10,000	10,124
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	10,000	10,109
Western Corp. 1.75% 2012	2,800	2,846
		651,272

ASSET-BACKED OBLIGATIONS1 — 0.06%
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	1,120	1,134
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	991	1,049
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	1,021	1,035
Oncor Electric Delivery Transition Bond Co. LLC, Series 2003-1, Class A-3, 4.95% 2015	823	851
		4,069

Total bonds & notes (cost: $5,663,320,000)		5,917,881

Short-term securities — 20.31%

Fannie Mae 0.06%–0.14% due 9/19/2011–3/2/2012	613,550	613,447
Freddie Mac 0.025%–0.115% due 11/7/2011–4/3/2012	210,604	210,551
U.S. Treasury Bills 0.051%–0.063% due 9/22–10/13/2011	162,240	162,238
General Electric Co. 0.04%–0.09% due 9/1–9/13/2011	76,700	76,699
General Electric Capital Corp. 0.12% due 9/13/2011	40,000	39,998
Falcon Asset Securitization Co., LLC 0.12%–0.15% due 9/6–9/12/20113	70,000	69,997
Federal Farm Credit Banks 0.12% due 1/18/2012	54,600	54,587
NetJets Inc. 0.10% due 9/12/20113	40,000	39,999
ExxonMobil Corp. 0.10% due 9/13/2011	30,000	29,999
Federal Home Loan Bank 0.045%–0.15% due 9/28/2011–2/3/2012	25,600	25,595
John Deere Credit Ltd. 0.12% due 9/13/20113	17,000	16,999

Total short-term securities (cost: $1,339,925,000)		1,340,109

Total investment securities (cost: $7,003,245,000)		7,257,990
Other assets less liabilities		(658,852)

Net assets		$6,599,138

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $145,220,000, which represented 2.20% of the net assets of the fund.
4Index-linked bond whose principal amount moves with a government price index.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-922-1011O-S29397

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The American Funds Income Series — U.S. Government Securities Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Income Series — U.S. Government Securities Fund (the “Fund”) as of August 31, 2011, and for the year then ended and have issued our report thereon dated October 13, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 13, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ Thomas H. Hogh
Thomas H. Hogh, President and Principal Executive Officer

Date: October 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Thomas H. Hogh
Thomas H. Hogh, President and Principal Executive Officer

Date: October 31, 2011

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: October 31, 2011